UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2006


                           PROFILE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-21151                  91-1418002
          --------                     -------                  ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

               2 Park Avenue, Suite 201
                    Manhasset, NY                                 11030
                    -------------                                 -----
       (Address of principal executive offices)                 (Zip Code)


                                  516-365-1909
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

     As previously reported, on April 4, 2005 Profile Technologies, Inc. (the "Company") began conducting an offering of 2,000,000 units (the "2005 Offering"), each unit ("Unit") consisting of one share of common stock and a warrant to purchase one share of common stock at an exercise price of $0.75 per share, pursuant to the exemption from the registration requirements of the federal securities laws provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. On December 5, 2005, the Company issued a supplement to the 2005 Offering on the same terms as the 2005 Offering, increasing the total number of Units offered to 6,000,000 Units (the "Combined 2005 Offering"). The purchase price of each Unit is $0.50 for a total Combined 2005 Offering price of $3,000,000. The warrants are exercisable at any time prior to the fifth anniversary from the date of grant.

     Since January 26, 2006, as reported in the Company's Current Report on Form 8-K/A filed on such date, and through March 30, 2006, the Company has sold 768,000 Units in the Combined 2005 Offering and derived gross proceeds of $384,000. The Units were offered, sold and issued only to "accredited investors," as that term is defined by Rule 501 of Regulation D. The net cash proceeds are expected to be used for working capital and general corporate purposes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Profile Technologies, Inc.

                                            By: /s/ Henry E. Gemino
                                            -----------------------
                                            Name: Henry E. Gemino
                                            Title: Chief Executive Officer &
                                            Chief Financial Officer
                                            April 4, 2006